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                                                                    EXHIBIT 10.3

                                                                    EXHIBIT A
                                                                        TO
                                                                 NOTICE OF GRANT

                          MEMORY PHARMACEUTICALS CORP.

                             Stock Option Agreement
                         Under 2004 Stock Incentive Plan

            Section 1. Grant of Option.

            (a) This Stock Option Agreement (the "Agreement") evidences the grant by Memory Pharmaceuticals Corp., a Delaware corporation (the "Company"), on the Grant Date, to the Optionee, of an option (the "Option") to purchase, in whole or in part, on the terms provided herein and in the Company's 2004 Stock Incentive Plan (the "Plan"), a total number of shares of the Company's common stock equal to the Number of Option Shares set forth in the Notice of Grant to which this Agreement is attached as Exhibit A, at a price per share equal to the Exercise Price. Unless earlier terminated in accordance with Section 3(c), (d) or (e) or Section 7 of this Agreement, the Option shall expire at 5:00 p.m., Eastern time, on the Termination Date. Capitalized terms used in this Section 1(a) and not otherwise defined herein shall refer to the information set forth next to such terms on the Notice of Grant. Capitalized terms used in this Agreement and not otherwise defined in this Agreement or in the Notice of Grant shall have the meanings assigned to such terms in the Plan, which is attached to the Notice of Grant as Exhibit B.

            (b) If designated in the Notice of Grant as an Incentive Stock Option, the Option is intended to qualify as an "incentive stock option" under
Section 422 of the Code.

            (c) Except as otherwise indicated by the context, the term "Optionee", as used in this Agreement, shall be deemed to include any person who acquires the right to exercise the Option validly under its terms.

            Section 2. Vesting Schedule.

            (a) The Option will become exercisable as described under the heading "Vesting" in the Notice of Grant.

            (b) The right of exercise shall be cumulative so that, to the extent the Option is not exercised in any period to the maximum extent permissible, it shall continue to be exercisable, in whole or in part, with respect to all vested Option Shares until the earliest to occur of (i) the Termination Date,
(ii) the termination of the Option under Section 3 or Section 7 hereof, or (iii) any other termination of the Option under the Plan.

            Section 3. Exercise of Option.

            (a) Form of Exercise. In order to exercise the Option with respect to all or any part of the Option Shares, the Optionee (or any other person or persons exercising the Option in

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accordance with Section 3(d)) must execute and deliver to the Company an election notice in the form of Schedule 1 to this Agreement, either in writing or electronically, accompanied by payment in full in a manner provided in
Section 4. The Optionee may purchase any number of vested Option Shares subject to the Option, in any exercise of the Option, provided that no partial exercise of the Option may be for any fractional share.

            (b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, the Option may not be exercised unless the Optionee, at the time he or she exercises the Option, is, and has been at all times since the Grant Date, a Service Provider.

            (c) Termination of Relationship with the Company. If the Optionee ceases to be a Service Provider for any reason while the Option is outstanding, then, except as provided in Sections 3(d) and (e), the right to exercise the Option shall terminate three months after such cessation (but in no event after the Termination Date), provided that the Option shall be exercisable only to the extent and with respect to the number of Option Shares that the Optionee was entitled to exercise on the date of such cessation.

            (d) Exercise Period Upon Death or Disability. If the Optionee dies or suffers a Disability while the Option is outstanding (including within the three-month period following termination of Service of the Optionee), and the Company has not terminated the Optionee's Service for "Cause" as specified in
Section 3(e), the Option shall be exercisable, within the period of one year following the date of termination of Service of the Optionee, (i) in the case of a termination of Service due to the Disability of the Optionee, by the Optionee, and (ii) in the case of a termination of Service due to the death of the Optionee, by (A) a beneficiary designated in writing by the Optionee to the Company prior to the Optionee's death, or (B) if no such beneficiary has been designated, by the personal representative of the Optionee's estate or by the person(s) to whom the Option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution; provided, that, in any case, the Option shall be exercisable only to the extent and with respect to the number of Shares that the Optionee was entitled to exercise on the date of his or her death or Disability; and further provided, that the Option shall not be exercisable after the Termination Date.

            (e) Discharge for Cause. If the Optionee's Service with the Company is terminated for Cause while the Option is outstanding, the right to exercise the Option shall terminate immediately upon the effective date of such discharge. "Cause" shall mean willful misconduct by the Optionee or willful failure by the Optionee to perform his or her responsibilities to the Company (including, without limitation, breach by the Optionee of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Optionee and the Company), as determined by the Company, which determination shall be conclusive; provided, however, that if any definition of "Cause" for termination (or a similar term) is contained in an effective employment agreement or similar agreement between the Company and the Optionee at the time of termination, such definition shall supersede the definition in this Section 3(e) and shall be incorporated in this Section 3(e) as the definition of "Cause." If the Company determines, within 30 days following any resignation by the Optionee for "Cause," that discharge of the Optionee was warranted at the time of such resignation, then the Optionee shall be considered to have been discharged for "Cause."

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            (f) Limited Exercisability. During any period of post-Service exercisability, the Option may not be exercised in the aggregate for more than the number of Option Shares in which the Optionee is, at the time of the Optionee's cessation of Service, vested in accordance with the Vesting Schedule specified in the Notice of Grant. Upon the expiration of such exercise period or (if earlier) upon the Termination Date, the Option shall terminate and cease to be outstanding for any vested Option Shares for which the Option has not been exercised. To the extent that the Optionee is not vested in the Option Shares at the time of the Optionee's cessation of Service, the Option shall immediately terminate and cease to be outstanding with respect to the Option Shares.

            Section 4. Method of Payment.

            (a) Common Stock purchased upon exercise of the Option may be paid in any one or more of the following forms:

            (i) cash or check made payable to the Company;

            (ii) subject to Section 4(b), by the tendering to the Company of other shares of Common Stock of the Company ("Tendered Shares") or the attestation to the ownership of shares of Common Stock that otherwise would be Tendered Shares ("Attested Shares") in exchange for the Company's reducing the number of shares necessary for payment in full of the Exercise Price for the Option Shares so purchased; or

            (iii) by the Optionee's (A) irrevocable instructions to the Company to deliver the Option Shares issuable upon exercise of the Option promptly to a broker (acceptable to the Company) for the Optionee's account, and
      (B) irrevocable instructions to such broker to sell Option Shares sufficient to pay the Exercise Price and upon such sale to deliver the Exercise Price to the Company, provided, that at the time of such exercise, such exercise would not subject the Optionee to liability under
      Section 16(b) of the Exchange Act or would be exempt pursuant to Rule 16b-3 promulgated under the Exchange Act or any other exemption from such liability; the Company shall deliver an acknowledgement to such broker upon receipt of instructions to deliver the Option Shares and the Company shall deliver the Option Shares to such broker upon the settlement date; such broker shall deliver to the Company cash sale proceeds sufficient to cover the Exercise Price upon receipt of the Option Shares from the Company; or

            (b) Tendered Shares or Attested Shares must be held by the Service Provider for at least six months prior to their tender or their attestation to the Company. For purposes of determining the amount of the Exercise Price satisfied by the Tendered Shares or the Attested Shares, such shares shall be valued at their Fair Market Value on the date of tender or attestation, as applicable. Except as provided in this Section 4(b), the date of exercise shall be deemed to be the date that the notice of exercise and payment of the Exercise Price are received by the Administrator.

            (c) Prior to the delivery of any Shares or cash pursuant to the Option (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require the Optionee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes

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(including the Optionee's FICA obligation) required to be withheld with respect to the Option (or exercise thereof). To the extent that the Company is required by Applicable Law to withhold funds for taxes in respect of any exercise of the Option, then the aggregate Exercise Price shall not be deemed paid and the Option shall not be deemed exercised and the Option Shares issuable upon exercise shall not be deemed issued, until the Optionee has paid to the Company, in a manner provided in this Section 4, the aggregate amount of such tax withholding.

            Section 5. Disqualifying Disposition. If the Optionee disposes of Option Shares acquired upon exercise of the Option within two years from the Grant Date or one year after such Option Shares were acquired pursuant to exercise of the Option, the Optionee shall notify the Company in writing of such disposition.

            Section 6. Nontransferability of Option. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner by the Optionee, either voluntarily or by operation of law, other than by will or the laws of descent and distribution, and, during the lifetime of the Optionee, the Option shall be exercisable only by the Optionee.

            Section 7. Reorganization Event.

            (a) Upon the occurrence of a Reorganization Event, the Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.

            (b) Notwithstanding Section 7(a), in the event that the successor corporation does not assume (within the meaning of Section 9.2 of the Plan) the Option or an equivalent option is not substituted, then the Administrator shall, upon written or electronic notice to the Optionee, provide that either: (i) the Option will become exercisable in full as of a specified time prior to the Reorganization Event and will terminate immediately prior to the consummation of such Reorganization Event, except to the extent exercised by the Optionee prior to the consummation of the Reorganization Event; or (ii) the Option will terminate upon consummation of such Reorganization Event and the Optionee will receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of Option Shares subject to the Option, whether or not such Option Shares are then vested in full, exceeds (B) the aggregate Exercise Price of the Option.

            (c) If the Option is assumed in connection with a Reorganization Event, then the Option shall be appropriately adjusted, immediately after such Reorganization Event, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Reorganization Event had the Option been exercised in full immediately prior to such Reorganization Event, and appropriate adjustments shall also be made to the Exercise Price, provided that the aggregate Exercise Price shall remain the same.

            (d) If either (i) in connection with a Reorganization Event, the Company or a successor corporation (or a Parent or Subsidiary of the successor corporation) does not offer to continue the Service of the Optionee in a position and on terms (including compensation, benefits, work location and responsibilities) substantially similar to (or more favorable than) the

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position and terms on which the Optionee was providing Service to the Company immediately prior to the Reorganization Event, or (ii) within one year after a Reorganization Event in which the Optionee's Service is so continued and the Option is assumed, the Service of the Optionee is terminated, then the Option shall become fully exercisable upon such event or termination; provided, that no such acceleration shall occur if the Optionee's Service is terminated for Cause.

            (e) This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or to otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

            Section 8. Adjustments. In the event that there is any stock dividend that is paid on Common Stock in shares of Common Stock, or any stock split, reverse stock split, combination or reclassification of Common Stock, or any other increase in the number of outstanding shares of Common Stock without receipt of consideration by the Company, then the total number and/or class of securities subject to the Option and the Exercise Price of the Option shall be appropriately adjusted, in such manner as the Administrator in its sole discretion deems equitable, in order to prevent dilution or enlargement of the rights of the Optionee under the Option.

            Section 9. Stockholder Rights. The holder of the Option shall not have any rights as a stockholder with respect to the Option Shares until such person shall have exercised the Option, paid the Exercise Price and become the record holder of the purchased Shares in accordance with the terms of this Agreement and the Plan.

            Section 10. Notices. Any notices required or permitted by the terms of this Agreement or the Plan shall be given by recognized courier service, facsimile, registered or certified mail, return receipt requested, or electronic transmission, addressed as follows:

            If to the Company:  Memory Pharmaceuticals Corp.
                                100 Phillips Parkway
                                Montvale, NJ 07645
                                Attn: Chief Financial Officer
                                keane@memorypharma.com

            If to the Optionee: At the address set forth in the Notice of Grant or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given upon the earlier of receipt, one business day following delivery to a recognized courier service or three business days following mailing by registered or certified mail.

            Section 11. Governing Law. This Agreement shall be construed and enforced in accordance with the law of the State of Delaware, without giving effect to the conflict of law principles thereof.

            Section 12. Successors and Assigns. Subject to the provisions of the Plan and the other provisions hereof, this Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

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            Section 13. Construction. This Agreement and the Option evidenced hereby and by the Notice of Grant are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in the Option.

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                                                                   SCHEDULE 1 to
                                                          STOCK OPTION AGREEMENT

NOTICE OF EXERCISE

TO: Memory Pharmaceuticals Corp. (the "Company")

            Reference is made to the Notice of Grant, dated __________, 20___, evidencing an Option (the "Option") to purchase an aggregate of _________ shares of Common Stock of the Company at an exercise price of $____ per share. Capitalized terms used but not defined in this Notice of Exercise have the meanings given to them in the Notice of Grant and the accompanying Option Agreement and Plan.

            I understand the nature of the investment I am making and the financial risks thereof. I am aware that it is my responsibility to have consulted with competent tax and legal advisors about the relevant national, state and local income tax and securities laws affecting the exercise of the Option and the purchase and subsequent sale of the Option Shares.

            I am paying the Exercise Price for the exercised Option Shares, in accordance with Section 4 of the Option Agreement, as follows:

            ________________________________________________________

            ________________________________________________________

            Please issue the stock certificate for the Option Shares
            (check one):

            [ ]  to me; or

            [ ]  to me and ______________________________, as joint tenants with right of survivorship.

            and mail the certificate to me at the following address:

            ________________________________________________________
            ________________________________________________________
            ________________________________________________________

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            My mailing address for stockholder communications, if different from the address listed above, is:

            ________________________________________________________
            ________________________________________________________
            ________________________________________________________

                                        Very truly yours,

                                        ________________________________________
                                        Optionee

                                        ________________________________________
                                        Print Name

                                        ________________________________________
                                        Date

                                        ________________________________________
                                        Social Security Number

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